SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

Muzinich BDC, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
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Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ]    Fee paid previously with preliminary materials.
[ ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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MUZINICH BDC, INC.
450 Park Avenue
New York, NY 10022
(212) 888-3413

August 12, 2022

Dear Stockholder:

    You are cordially invited to participate in the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Muzinich BDC, Inc. (the “Company”) to be held on September 13, 2022, at 10:00 A.M., Eastern Time at the offices of the Company, 450 Park Avenue, New York, NY 10022 and virtually via conference call. Due to the ongoing public health impact of the coronavirus pandemic (COVID-19), stockholders have the option to attend the Annual Meeting either in-person or virtually via conference call. However, we are sensitive to the public health and travel concerns our stockholders may have and recommendations that public health officials have issued in light of the evolving COVID-19 situation. As a result, we may impose additional procedures or limitations on Annual Meeting attendees or may decide to hold the Annual Meeting in a different location or solely by means of virtual conference call format. Any updates to the Annual Meeting location can be found at: https://vote.proxyonline.com/muzinich/docs/2022mtg.pdf, and we encourage you to check this weblink prior to the Annual Meeting if you plan to attend. You will be able to vote by following the instructions on the enclosed proxy card or voting instruction form. At the Annual Meeting, you will be asked to:
1.Elect two (2) Class III directors of the Company, to serve for terms of three (3) years each, or until each of their respective successors is duly elected and qualified;
2.Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2022;
3.Transact such other business that may properly come before the Annual Meeting.
    Details of the business to be conducted at the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. I, along with other members of the Board and the management of the Company, will be available to respond to stockholders’ questions.
    It is important that your shares be represented at the Annual Meeting.    If you are unable to participate in the Annual Meeting during the scheduled time, the Board urges you to complete, date and sign the enclosed proxy card and promptly return it in the enclosed postage-paid return envelope provided or authorize your proxy by telephone or through the Internet as described on the enclosed proxy card as soon as possible.
    We look forward to your participation in the Annual Meeting. Your vote and participation in the governance of the Company is very important to us.

Sincerely,
/s/ Jeffrey Youle
Jeffrey Youle
Chief Executive Officer and President

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 13, 2022.
Our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available at https://vote.proxyonline.com/muzinich/docs/2022mtg.pdf.
The following information applicable to the Annual Meeting may be found in the Proxy Statement and accompanying proxy card:
•        The date and time of the Annual Meeting and instructions to participate in the Annual Meeting;
•        A list of the matters intended to be acted on and our recommendations regarding those matters; and
•        Any control/identification numbers that you need to access your proxy card.

If you have questions about the Annual Meeting or other information related to the proxy solicitation, you may contact AST Fund Solutions, LLC, the Company’s proxy solicitor by calling (800) 399-1581. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m., Eastern Time.

MUZINICH BDC, INC.
450 Park Avenue
New York, NY 10022
(212) 888-3413

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
To be Held on
September 13, 2022, 10:00 A.M., Eastern Time

To the Stockholders of Muzinich BDC, Inc.:
    The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Muzinich BDC, Inc. (the “Company”) will be held on September 13, 2022, at 10:00 A.M., Eastern Time at the offices of the Company, 450 Park Avenue, New York, NY 10022 and virtually via conference call. Due to the ongoing public health impact of the coronavirus pandemic (COVID-19), stockholders have the option to attend the Annual Meeting either in-person or virtually via conference call. However, we are sensitive to the public health and travel concerns our stockholders may have and recommendations that public health officials have issued in light of the evolving COVID-19 situation. As a result, we may impose additional procedures or limitations on Annual Meeting attendees or may decide to hold the Annual Meeting in a different location or solely by means of virtual conference call format. Any updates to the Annual Meeting location can be found at: https://vote.proxyonline.com/muzinich/docs/2022mtg.pdf, and we encourage you to check this weblink prior to the Annual Meeting if you plan to attend. If you would like to attend the Annual Meeting, please send an email to attendameeting@astfinancial.com. Please use the e-mail subject line “Muzinich BDC, Inc. Annual Meeting,” and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Annual Meeting. Requests to attend the Annual Meeting via conference call must be received no later than 11:59 P.M., Eastern Time on September 12, 2022.

The Notice of the Annual Meeting of Stockholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to stockholders on or about August 12, 2022.The Annual Meeting will be held, for the following purposes:

1.To elect two (2) Class III directors of the Company, to serve for terms of three (3) years each, or until each of their respective successors is duly elected and qualified;

2.To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2022;

3.To transact such other business as may properly come before the Annual Meeting.
    You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on August 5, 2022. If you are a registered holder, you must register using the Control Number included on your proxy card. If you are unable to participate in the Annual Meeting during the scheduled time, please sign the enclosed proxy card and return it promptly in the postage-paid return envelope provided or vote by telephone or through the Internet. Please refer to the voting instructions provided on your proxy card. If there are insufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned. In addition, the Chairperson of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders. Thank you for your support of the Company.
By Order of the Board of Directors,

/s/ Jeffery Youle
Jeffrey Youle
Chief Executive Officer and President
New York, New York
August 12, 2022

It is important that your shares be represented at the Annual Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Annual Meeting, please complete, date, sign and return the applicable enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy promptly in order to save the Company any additional costs of further proxy solicitations and in order for the Annual Meeting to be held as scheduled. In order to participate in the Annual Meeting via conference call, stockholders must send an email to attendameeting@astfinancial.com. Please use the e-mail subject line “Muzinich BDC, Inc. Annual Meeting,” and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Annual Meeting. Requests to attend the Annual Meeting via conference call must be received no later than 11:59 P.M., Eastern Time on September 12, 2022.

MUZINICH BDC, INC.

450 Park Avenue
New York, NY 10022
(212) 888-3413

PROXY STATEMENT
August 12, 2022

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 13, 2022

INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Muzinich BDC, Inc. (the “Company,” “we,” “us,” or “our”) for use at the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 13, 2022, at 10:00 A.M., Eastern Time at the offices of the Company, 450 Park Avenue, New York, NY 10022 and virtually via conference call. Due to the ongoing public health impact of the coronavirus pandemic (COVID-19), stockholders have the option to attend the Annual Meeting either in-person or virtually via conference call. However, we are sensitive to the public health and travel concerns our stockholders may have and recommendations that public health officials have issued in light of the evolving COVID-19 situation. As a result, we may impose additional procedures or limitations on Annual Meeting attendees or may decide to hold the Annual Meeting in a different location or solely by means of virtual conference call format. Any updates to the Annual Meeting location can be found at: https://vote.proxyonline.com/muzinich/docs/2022mtg.pdf, and we encourage you to check this weblink prior to the Annual Meeting if you plan to attend. If you would like to attend the Annual Meeting, please send an email to attendameeting@astfinancial.com. Please use the e-mail subject line “Muzinich BDC, Inc. Annual Meeting,” and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Annual Meeting. Requests to attend the Annual Meeting via conference call must be received no later than 11:59 P.M., Eastern Time on September 12, 2022. You will be able to vote by following the instructions on the enclosed proxy card or voting instruction form.
    This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, are first being sent to stockholders on or about August 12, 2022.
    We encourage you to vote your shares by participating in the Annual Meeting, by telephone, through the Internet, or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or authorize your proxy by telephone or through the Internet, and the Company receives your vote in time for voting at the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card, based upon the recommendation of the Board, the shares covered by the proxy card will be voted FOR the election of the nominees as director, and FOR the ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm.
    If you are a “stockholder of record” (i.e., you hold shares directly with the Company or the Company’s transfer agent in your name), you may revoke a proxy at any time by (1) notifying AST Fund Solutions, LLC, (2) submitting a properly executed, later-dated proxy card, or voting via Internet or telephone at a later time or (3) participating in the Annual Meeting and voting your shares at the Annual Meeting. Please send your notification to AST Fund Solutions, LLC at attendameeting@astfinancial.com.
    Stockholders of record may also vote via the Internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the Internet or by telephone are shown on the enclosed proxy card.

    If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone through our proxy solicitor, AST Fund Solutions, LLC, who coordinates proxy delivery and voting for these banks and brokerage firms. If your shares are registered in the name of a bank or brokerage firm, you will receive a copy of this Proxy Statement, either by paper or electronically, from AST Fund Solutions, LLC and will have the opportunity to vote via the Internet or by telephone. Specific instructions to be followed by persons holding shares through a bank or brokerage firm interested in voting via the Internet or by telephone are shown on the enclosed proxy card
    If you hold shares of common stock through a broker, bank or other holder of record and you want to participate and vote at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting.
    A “broker non-vote” with respect to a matter occurs when a broker, bank or other nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have discretionary authority to vote the shares on such proposal. Brokers, banks and other nominees will not have discretionary authority to vote with respect to the election of a director (Proposal I) at the Annual Meeting, but may have discretionary authority to vote on the ratification of appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm (Proposal II).
Purpose of Meeting
At the Annual Meeting, you will be asked to vote on the following proposals:
1    To elect two (2) Class III directors of the Company, each to serve for terms of three (3) years each, or until each of their respective successors is duly elected and qualified;
2.    To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2022; and
3.    To transact such other business as may properly come before the Annual Meeting.
Record Date
    The record date for the Annual Meeting is the close of business on August 5, 2022 (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. As of the Record Date, there were 91,894.6389 shares of the Company’s common stock outstanding and entitled to vote.
Quorum and Adjournment
    A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, via live webcast or by proxy, of the holders of at least one-third of the common stock issued and outstanding as of the Record Date will constitute a quorum for purposes of the Annual Meeting. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Annual Meeting.
    If a quorum is not present at the Annual Meeting, the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote, present in person or by proxy at the Annual Meeting, shall have power to adjourn the meeting whether or not a quorum exists. Abstentions will have no effect on the adjournment vote. “Broker non-votes” shall not be counted as votes cast on such adjournment and will have no effect on the adjournment vote. In addition, the Chairperson of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders.
Vote Required

    Election of Directors. The election of a director requires the affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Abstentions and “broker non-votes” are not considered votes cast for purposes of the election of directors and, therefore, will have no effect on the outcome of such election. If you return the proxy card without any instructions, the shares covered by the proxy card will be voted FOR the election of each nominee as director in accordance with the recommendation of the Board.

Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ended December 31, 2022. The affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting is required to approve this proposal. Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022. Abstentions and “broker non-vote” are not considered votes cast on this proposal and will have no effect on the vote for the proposal. Because brokers may have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker may be permitted to vote your shares for this proposal. If you return the proxy card without any instructions, the shares covered by the proxy card will be voted FOR the ratification of appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the 2022 fiscal year in accordance with the recommendation of the Board.
        Additional Solicitation. If there are not enough votes to approve any proposals at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies. In addition, the Chairperson of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders.
    Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).
Information Regarding this Solicitation
    The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. The Company has engaged the services of AST Fund Solutions, LLC, for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $13,500, plus reimbursement of certain expenses and fees for additional services requested.
    In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, the director nominees, or executive officers or employees of the Company, or by Muzinich BDC Adviser, LLC (the “Adviser”), and/or its affiliates including Muzinich & Co., Inc. (“Muzinich & Co.,” and together with the Adviser and their other affiliates, collectively “Muzinich”). No additional compensation will be paid to directors or executive officers of the Company or employees of Muzinich for such services. Under applicable regulations of the Securities and Exchange Commission (the “SEC”), each of directors, the director nominees, or executive officers of the Company and/or certain employees of Muzinich are “participants” in this proxy solicitation.
Security Ownership of Certain Beneficial Owners and Management
    The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, and the executive officers and directors as a group, and any other person or entity known to us to beneficially own 5% or more of the outstanding shares of our common stock.
    Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available.
    Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Muzinich US Private Debt SCSp(3) 49 Avenue J.F. Kennedy Luxembourg L-1855	55,279.7	60.2%
FCCI Insurance Company 6300 University Parkway Sarasota, FL 34240	29,240.2	31.8%
Interested Directors
Paul Fehre	-	0%
Jeffery Youle	148.9	0.16%
Independent Directors
Kathleen T. Barr	-	0%
Eric W. Falkeis	-	0%
Steven J. Paggioli	-	0%
Executive Officers
Cheryl Rivkin	-	0%
All executive officers and directors as a group (six persons)	148.9	0.16%
____________
(1)    Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the
“Exchange Act”).
(2)    Based on a total of 91,894.6 shares of the Company’s common stock issued and outstanding as of the Record Date.
(3)    Muzinich US Private Debt, SCSp is controlled by Muzinich US Private Debt General Partner, S.à r.l. Muzinich US Private Debt General
Partner, S.à r.l. is the general partner of Muzinich US Private Debt, SCSp and, as such, has the authority to exercise voting or dispositive power with respect to the Shares owned by Muzinich US Private Debt, SCSp.
    Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director or Nominee	Dollar Range of Equity Securities in the Company(1)(2)
Interested Directors
Paul Fehre	None
Jeffrey Youle	Over $100,000
Independent Directors
Kathleen T. Barr	None
Eric W. Falkeis	None
Steven J. Paggioli	None
____________
(1)    The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.
(2)    Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

PROPOSAL I: ELECTION OF DIRECTORS

    Our business and affairs are managed under the direction of the Board. Under our Certificate of Incorporation, our Board of Directors are divided into three classes. Each class of directors will generally hold office for a three-year term. However, the initial members of the three classes will have initial terms of one, two, and three years, respectively. As a result, typically only one class of directors will be up for election at each annual meeting. At each annual meeting of our stockholders following our adoption of a classified board, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Our Board of Directors are divided into two groups—interested directors and the independent directors. Interested directors are interested persons as defined in Section 2(a)(19) of the Investment Company Act. A majority of the Board will at all times consist of directors who are not “interested persons” of the Company, of our Adviser or of any its respective affiliates, as defined in the Investment Company Act (the “Independent Directors”).
    Steven J. Paggioli and Jeffrey Youle have each been nominated for re-election as directors. Each of Mr. Paggioli and Mr. Youle has been nominated for a three year term expiring in 2025. Neither Mr. Paggioli nor Mr. Youle is being proposed for election pursuant to any agreement or understanding between himself and the Company. Mr. Paggioli and Mr. Youle have each consented to being named in this proxy statement and to serve as a director if elected at the Meeting. If elected, Mr. Paggioli will continue to serve as an Independent Director and member of the both the Audit and Governance and Nominating Committee. If elected, Mr. Youle will continue to serve as an Interested Director, Chief Executive Officer and President.
Information about the Director Nominees
    The Board has identified certain desired attributes for director nominees. Each of our directors and the director nominees has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominees also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and the director nominees have been selected such that the Board represents a range of backgrounds and experience.
    Certain information, as of the Record Date, with respect to the director nominees for election at the Annual Meeting is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that they hold, the year in which the person became a director of the Company, and a discussion of the particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.
    The business address for each nominee is c/o Muzinich BDC, Inc., 450 Park Avenue, New York, NY 10022.

Nominees for Director – Term Expiring 2022
Interested Director
Name and Age	Position(s)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past 5 Years
Jeffrey Youle, 63	Director, Chief Executive Officer and President	Since 2020; current term expiring 2022	Chief Executive Officer, Muzinich BDC, Inc. (2020 to present); Head of US Private Debt, Muzinich & Co., Inc. (2017 to present); Consultant (2017); Managing Partner Global Leveraged Capital Management LLC (2006 to 2016).	None
Independent Director
Steven J. Paggioli, 72	Independent Director	Since 2019; current term expiring 2022	Consultant; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	Independent Trustee, Professionally Managed Portfolios (1991 to present) (27 series); Independent Trustee, AMG Funds (1993 to present) (43 series); Advisory Board Member, Sustainable Growth Advisers, LP.

Jeffrey Youle. Mr. Youle was appointed as our Chief Executive Officer and President in March 2020. Mr. Youle is Muzinich & Co., Inc.’s Head of US Private Debt and has over 30 years of experience in originating, structuring and investing in private debt and equity of middle market companies. Prior to joining Muzinich, he was a Managing General Partner of Global Leveraged Capital Management LLC, a firm he co-founded in 2005, and grew capital under management to $1.1 billion, at its peak. Previously, he held a number of senior management positions during his 17 years with BNP Paribas, including Head of US Corporate Investment Banking and Executive Committee member, Head of North America Acquisition Finance & Loan Structuring, and Head of NY Merchant Banking, amongst other senior positions. Mr. Youle received his B.A. in Economics from Albion College and his M.B.A. in Finance from The University of Michigan.

    We believe that Mr. Youle's broad and extensive experience in the financial services industry, and in particular, his experience in private debt and equity investments in middle market companies, qualify him to serve as a member of the Board.

    Steven J. Paggioli. Mr. Paggioli has substantial investment company and investment advisory experience, and he currently serves as an independent consultant on investment company and investment advisory matters. He has held a number of senior positions with investment company and investment advisory organizations and related businesses, including Executive Vice

President, Director and Principal of the Wadsworth Group (fund administration, distribution transfer agency and accounting services)(1986 to 2001). He serves on the boards of several investment management companies and advisory firms. He has served on various industry association and self-regulatory committees and formerly worked on the staff of the SEC. Mr. Paggioli also currently serves on the boards of other registered investment companies (Professionally Managed Portfolios and AMG Funds), in addition to serving on the Board of Governors of the Investment Company Institute and on the Governing Council of the Independent Directors Council. Mr. Paggioli holds a B.A. in Political Science from the University of Connecticut and a J.D. from the University of Connecticut School of Law.

    We believe that Mr. Paggioli's broad and extensive experience in the full service of investment products and the required regulatory and administrative oversight qualify him to serve as a member of the Board.

Current Directors - Not up for Election at the Annual Meeting

    The business address for each of the Directors is c/o Muzinich BDC, Inc., 450 Park Avenue, New York, NY 10022.

Current Directors – Not up for Election at the Annual Meeting
Interested Directors
Name and Age	Position(s)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past 5 Years
Paul Fehre, 59	Director, Chairperson of the Board, Chief Financial Officer and Treasurer	Since 2019; current term expiring 2024
Chief Financial Officer, Muzinich BDC, Inc. (2019 to present); Chief Operating Officer of Muzinich & Co., Inc. (2014 to present); Managing Director and Head of Investment Operations, New York Life Investment Management (2002 to 2012).
None.
Independent Directors
Kathleen T. Barr, 67	Independent Director	Since 2019; current term expiring 2023	Retired; Chair of the Governing Council, Independent Directors Council (since 2020).	Board of Governors Investment Company Institute (since 2019), Independent Trustee, Professionally Managed Portfolios (2018 to present) (27 series); Independent Trustee for the William Blair Funds (2013 to present) (19 series).
Eric W. Falkeis, 48	Independent Director	Since 2019; current term expiring 2024	Chief Executive Officer, Tidal ETF Services LLC (2018 to present); formerly, Chief Operating Officer, Direxion Funds (2013 to 2018); formerly, Senior Vice President and Chief Financial Officer (and other positions).	Independent Trustee and Chairperson, Professionally Managed Portfolios (Independent Trustee 2011 to present; Chairperson 2019 to present) (27 series); Interested Trustee and Chairperson, Tidal ETF Trust (2018 to Present) (27 series); Former Interested Trustee, Direxion Funds (22 series), Direxion Shares ETF Trust (112 series) and Direxion Insurance Trust (2013 to 2018).

Kathleen T. Barr. Ms. Barr has substantial registered investment company experience, including her role as Chair of the Governing Council for the Independent Directors Council and its Executive Committee. She has executive experience as the former owner of a registered investment adviser (Productive Capital Management, Inc.), the Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisers LLC in 2009), and the Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds). Ms. Barr also currently serves on the board of other registered investment companies (William Blair Funds and Professionally Managed Portfolios) and the Board of Governors of the Investment Company Institute. Ms. Barr holds a B.A. in Business Administration from the University of Pittsburgh.

Paul Fehre. Mr. Fehre was appointed as our Chief Financial Officer and Treasurer in August 2019. In March 2020, Mr. Fehre was appointed Interim Chairperson of the Board and was appointed Chairperson of the Board in March 2021. Mr. Fehre currently serves as the Chief Operating Officer of Muzinich & Co., Inc. Prior to joining Muzinich in 2014, Mr. Fehre was Managing Director and Head of Investment Operations for New York Life Investment Management, where he spent 10 years leading the operations, technology delivery, marketing, client services, administration, and financial functions supporting the Fixed Income Investors division of the firm. Previously, he managed product and project management functions to support the Investor Services division at J.P. Morgan Chase. He also managed the corporate treasury and investment accounting functions at CNA Financial. Mr. Fehre earned a B.S. in Finance and Accounting at Rider University. He holds the Chartered Financial Analyst designation.

Eric W. Falkeis. Mr. Falkeis has substantial experience with registered investment companies and financial, accounting, investment and regulatory matters through his former positions as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, a full service provider to registered investment companies and alternative investment products. Mr. Falkeis currently serves as Chief Executive Officer of Tidal ETF Services LLC (2018 to present), and he has experience consulting with investment advisors regarding the legal structure of investment companies, distribution channel analysis, marketing and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational and risk oversight experience through his former positions as Chief Operating Officer and Trustee of the Direxion Funds and the Direxion Exchange Traded Funds (2013 to 2018). Mr. Falkeis also currently serves on the board of Professionally Managed Portfolios. Mr. Falkeis holds a Bachelor’s degree in Accounting from Marquette University and is a Certified Public Accountant.

Executive Officers who are not Directors

    The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company. The business address for the Officers is c/o Muzinich BDC, Inc., 450 Park Avenue, New York, NY 10022.

Executive Officers who are not Directors
Name and Age	Position(s)	Term of Office and Length of Time Served
Cheryl Rivkin, 52	Secretary	Indefinite; Since 2019

    Cheryl Rivkin. Ms. Rivkin was appointed as our Secretary in August, 2019. Ms. Rivkin currently serves as Muzinich & Co., Inc.’s Chief Administrative Officer & Director, Compliance. Prior to joining Muzinich in 2003, Ms. Rivkin was a Vice President at GSC Partners, a US and U.K.-based investment adviser specializing in corporate debt including distressed and mezzanine debt, as well as structured products. Previously, she served as a Director for distressed debt and equity hedge fund investment adviser, Morgens, Waterfall, Vintiadis & Co., Inc. Ms. Rivkin earned a B.A., magna cum laude and Phi Beta Kappa, from Mount Holyoke College where she was a Sarah Williston Scholar, and an M. Phil. in Modern Middle Eastern Studies from Oxford University where she was a Marshall Scholar focusing on development economics and oil policy.

Board Leadership Structure

    Our business and affairs are managed under the direction of our Board. Among other things, our Board sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our Board, and of any individual director, is one of oversight and not of management of our day-to-day affairs.

    Under our bylaws, the Chairperson of the Board preside as chairperson over meetings of our Board and meetings of stockholders. Presently, Mr. Fehre serves as the Chairperson of our Board. Mr. Fehre is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act by virtue of his role as the Chief Operating Officer of Muzinich & Co., Inc. We believe that Mr. Fehre’s history with the Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the Chairperson of our Board. We believe that the Company is best served through this existing leadership structure, as Mr. Fehre’s relationship with the Adviser provides an effective bridge and encourages an open dialogue between management and the Board, ensuring that both groups act with a common purpose.

    Our Board does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairperson of the Board, but believe these potential conflicts are offset by the broad experience and expertise in the financial services industry of our Independent Directors, each of whom has served on the boards of other investment funds. In addition, the Company has adopted strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of the Audit Committee and the Governance and Nominating Committee, each comprised solely of Independent Directors and the appointment of a chief compliance officer, with whom the Independent Directors meet at least once a year without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

    We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

    All of the Independent Directors play an active role on the Board. The Independent Directors compose a majority of our Board and are closely involved in all material deliberations related to us. Our Board believes that, with these practices, each Independent Director has an equal involvement in the actions and oversight role of our Board and equal accountability to us and our stockholders. Our Independent Directors typically meet separately (i) as part of each regular Board meeting and (ii) with our Chief Compliance Officer, as part of at least one Board meeting each year.

    Our Board believes that its leadership structure is the optimal structure for us at this time. Our Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.

Risk Oversight and Board Structure

    Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Company consisting of, among other things, the following activities: (1) at regular and special board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Company; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Company; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of key service providers, including the investment adviser, administrator, transfer agent, custodian and independent registered public accounting firm of the Company, to review and discuss the activities of the Company and to provide direction with respect thereto; and (5) receiving reports from the Company’s chief compliance officer on a regular quarterly basis, as well as with respect to the chief compliance officer’s findings and recommendations from an annual review of the federal securities law compliance programs of the Company and insofar as applicable to the services rendered on behalf of the Company those of the Company’s key service providers, namely, the Company’s investment adviser, administrator, transfer agent and custodian. The Company’s charter, as well as regulations governing business development companies generally, requires that a majority of the Board be persons other than “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act. The Board does not currently have a lead independent director. The Board, after considering various factors, has concluded that its structure continues to be appropriate. As the Company matures, the Board will continue to monitor its structure and determine whether it remains appropriate based on the complexity of the Company’s operations.

Attendance at Board and Committee Meetings

    The Board and its committees have regular meetings. A quorum of members is established for each meeting held. During the Company’s fiscal year ending December 31, 2021, the Board met five times.

Board Committees

    Audit Committee. The members of the Audit Committee are Kathleen T. Barr, Eric W. Falkeis and Steven J. Paggioli, each of whom meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and none of whom would be an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act. Mr. Falkeis serves as Chairperson of the Audit Committee. Our Board of Directors has determined that each of Ms. Barr, Mr. Falkeis and Mr. Paggioli is an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Exchange Act. Pursuant to its Charter,

the Audit Committee will be responsible for overseeing matters relating to the appointment and activities of our auditors, audit plans and procedures, various accounting and financial reporting issues and changes in accounting policies, and reviewing the results and scope of the audit and other services provided by our independent public accountants. The Audit Committee will also be responsible for aiding our Board of Directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Audit Committee met four times during the fiscal year ended December 31, 2021.

    Governance and Nominating Committee. The members of the Governance and Nominating Committee are Kathleen T. Barr, Eric W. Falkeis and Steven J. Paggioli, none of whom would be an “interested person” as defined in Section 2(a)(19) of the Investment Company Act. Ms. Barr serves as the Chairperson of the Governance and Nominating Committee. Pursuant to its Charter, the Governance and Nominating Committee will be responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board of Directors, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Governance and Nominating Committee will consider nominees properly recommended by our stockholders. The Governance and Nominating Committee met one time during the fiscal year ended December 31, 2021.

Compensation of Executive Officers

    We do not currently have any employees and do not expect to have any employees, but we do have officers and directors. Each of our executive officers is an employee of our Adviser and/or one of its affiliates. Our day-to-day investment operations will be managed by our Adviser. Most of the services necessary for the origination and management of our investment portfolio will be provided by investment professionals employed by our Adviser and/or its affiliates.

    None of our executive officers will receive direct compensation from us. Certain of our executive officers and other members of our investment team, through their ownership interest in or management positions with our Adviser, may be entitled to a portion of any profits earned by our Adviser or its affiliates (including any fees payable to our Adviser under the terms of our investment management agreement with the Adviser (the “Investment Management Agreement”), less expenses incurred by our Adviser in performing its services under the Investment Management Agreement). Our Adviser or its affiliates may pay additional salaries, bonuses, and individual performance awards and/or individual performance bonuses to our executive officers in addition to their ownership interest.

Compensation of Independent Directors

    Each Independent Director will be compensated with an annual fee of $50,000 for his or her services as one of our directors and as a member of the Audit Committee and Governance and Nominating Committee. The Committee Chairs may receive additional compensation for their services. The Independent Directors of the Board of Directors and members of each such committee will also be reimbursed for travel and other expenses incurred in connection with attending meetings thereof. We may also pay the incidental costs of a director to attend training or other types of conferences relating to the BDC industry. The following table sets forth compensation of the Company’s Independent Directors for the fiscal year ended December 31, 2021.

Name	Fees Earned (1)	Stock Awards (2)	All Other Compensation	Total
Kathleen T. Barr	$50,000	$-	$-	$50,000
Eric W. Falkeis	$50,000	$-	$-	$50,000
Steven J. Paggioli	$50,000	$-	$-	$50,000
(1)    No compensation is paid to our directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act.
(2)    We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Code of Ethics

    The Company and the Adviser have each adopted a single code of ethics pursuant to Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act, respectively. These codes of ethics establish, among other things, procedures for personal investments and restrict certain personal securities transactions, including transactions in securities that are held by us. Personnel subject to each code may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the code’s requirements.

Communications with the Board

    Individuals who wish to communicate with the Company’s Board directly may do so by sending a letter addressed to: Board of Directors, Muzinich BDC, Inc., 450 Park Avenue, New York, NY, 10022.

Agreements and Related Party Transactions
    Investment Management Agreement. The Company entered into the Investment Management Agreement with the Adviser, located at 450 Park Avenue, New York, New York 10022, pursuant to which the Adviser manages the Company’s investment program and related activities. The advisory service fees consist of a management fee and an incentive fee. The cost of both the management fee and the incentive fee is ultimately borne by the Company’s stockholders.

    Management Fee. Pursuant to the Investment Management Agreement, the Company’s Adviser accrues, on a quarterly basis in arrears, a management fee (the “Management Fee”) equal to 0.25% (i.e., 1.00% annually) of the average of the Company’s net asset value (“NAV”) (excluding uninvested cash and cash equivalents, which are defined for these purposes as money market funds, U.S. government securities and investment grade debt instruments maturing within one year of purchase of such instrument by the Company) at the end of the then-current calendar quarter and the Company’s NAV at the end of the prior calendar quarter (excluding uninvested cash and cash equivalents).

    Incentive Fee. Pursuant to the Investment Management Agreement, the Company pays an incentive fee (the “Incentive Fee”) to the Adviser. The Incentive Fee will not be released to the Adviser until the liquidation of the Company’s portfolio. However, the Incentive Fee will accrue throughout the Company’s life; and the Company may set aside assets in anticipation of paying it. However, the Company does not intend to actually pay out the Incentive Fee to the Adviser until the end of the life of the Company.

    In order to determine the size of the Incentive Fee, the Company will refer to the incentive fee calculation methodology described below (the “Incentive Fee Calculation Methodology”).

    For the avoidance of doubt, the Incentive Fee Calculation Methodology is not intended to describe the Company’s actual operations with respect to the making of distributions—and the Incentive Fee Calculation Methodology does not limit the Company’s ability to make distributions to stockholders over the life of the Company (other than the Company’s actual payment of the Incentive Fee upon liquidation of the Company). Rather, the Incentive Fee Calculation Methodology is a tool whose sole purpose is to calculate the size of the Incentive Fee.

    To calculate the size of the Incentive Fee, the Company will refer to (1) the amounts and timing of stockholders’ contributions to the Company, and (2) the amounts and timing of the Company’s distributions, and will analyze those contributions and distributions under the Incentive Fee Calculation Methodology. The Incentive Fee will equal the total amount of distributions that would be made to the Adviser under paragraphs (c) and (d) of the Incentive Fee Calculation Methodology.

    The Incentive Fee Calculation Methodology is:

(a)First, the Company will make distributions to its stockholders until stockholders have received 100% of Contributed Capital (as defined below).

(b) Second, the Company will make distributions to its stockholders until stockholders have received a 7% return per annum, compounded annually, on their capital contributions, from the date each capital contribution is made through the date such capital has been returned.

(c) Third, the Company will make distributions to the Adviser under this paragraph (c) until it has received 12.5% of the total amount distributed by the Company under paragraph (b) and this paragraph (c).

(d)Thereafter, any additional amounts that the Company distributes will be paid 87.5% to stockholders and 12.5% to the Adviser.

    Notwithstanding anything to the contrary herein, in no event will an amount be paid with respect to the Incentive Fee to the extent it would exceed the limitations set forth in Section 205(b)(3) of the Advisers Act.

    “Contributed Capital” is the aggregate amount of capital contributions that have been made by all stockholders in respect of their shares of common stock to the Company. All distributions (or deemed distributions), including investment income (i.e. proceeds received in respect of interest payments, dividends and fees) and proceeds attributable to the repayment or disposition of any investment, to stockholders will be considered a return of Contributed Capital. Unreturned Contributed Capital equals aggregate Contributed Capital minus cumulative distributions but is never less than zero.

    The term “distribution” includes all distributions of the Company’s assets including in respect of proceeds from the full or partial realization of the Company’s investments and income from investing activities and may include amounts treated as return of capital, ordinary income and capital gains for accounting, tax and/or other purposes.

    If the Investment Management Agreement is terminated prior to the termination of the Company (other than an instance in which the Adviser voluntarily terminates the agreement), the Company will pay to the Adviser an Incentive Fee payment in connection with such termination (the “Termination Incentive Fee Payment”). The Termination Incentive Fee Payment will be calculated as of the date the Investment Management Agreement is terminated and will equal the amount of Incentive Fee that would be payable to the Adviser if (a) all Investments were liquidated for their current value (but without taking into account any unrealized appreciation of any investment), and any unamortized deferred investment-related fees would be deemed accelerated, (b) the proceeds from such liquidation were used to pay all the Company’s outstanding liabilities, and (c) the remainder were distributed to stockholders and paid as Incentive Fee in accordance with the Incentive Fee Calculation Methodology, subject to the limitations set forth in Section 205(b)(3) of the Advisers Act. The Company will make the Termination Incentive Fee Payment in cash on or immediately following the date the Investment Management Agreement is so terminated.

    The Investment Management Agreement will remain in full force and effect for two years initially, and will continue for periods of one year thereafter, but only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Independent Directors and in accordance with the requirements of the 1940 Act and (b) by a vote of a majority of the Board of Directors or of a majority of our outstanding voting securities. The Investment Management Agreement may, on 60 days’ written notice to the other party, be terminated in its entirety at any time without the payment of any penalty, by the Company (following determination by the Board of Directors or by vote of a majority of the outstanding voting stock), or by the Adviser. The Investment Management Agreement shall automatically terminate in the event of its assignment. The Board approved the renewal of the Investment Management Agreement at a meeting held on July 19, 2022.

    For the fiscal year ended December 31, 2021, the Company accrued $571,265 in Management Fees and did not accrue Incentive Fees.

    Resource Sharing Agreement. The Adviser has entered into a Resource Sharing Agreement (the “Resource Sharing Agreement”) with Muzinich & Co., Inc., an affiliate of the Adviser, pursuant to which Muzinich & Co., Inc. provides the Adviser with experienced investment professionals and services so as to enable the Adviser to fulfill its obligations under the Investment Management Agreement. Through the Resource Sharing Agreement, the Adviser draws on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring, and operational experience of Muzinich’s investment professionals. The Resource Sharing Agreement may be terminated by either party on 60 days’ notice, which if terminated may have a material adverse consequence on the Company’s operations.

    Reimbursement of Certain Expenses. During the period ended December 31, 2021, Muzinich & Co. paid, on behalf of the Company, certain organizational, offering, and operating costs, that have been recorded by the Company. The Company will reimburse Muzinich & Co. for the costs paid on the Company’s behalf. As of December 31, 2021, the total costs reimbursable to Muzinich & Co. were $263.

Required Vote
    The election of a director requires the affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting. If you vote “Withhold Authority” with respect to the nominee, your shares will not be voted with respect to the person indicated. Abstentions and “broker non-votes” are not considered votes cast for purposes of the election of directors and, therefore, will have no effect on the outcome of such election. If you validly sign and return a proxy card but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors in accordance with the recommendation of the Board.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL II: RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022.
The Audit Committee and the Independent Directors of the Board have appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, subject to ratification or rejection by the Stockholders of the Company.

The Company is not aware of any direct financial or material indirect financial interest of Deloitte & Touche LLP in the Company or its affiliates.

If requested by any Stockholder, representatives of Deloitte & Touche will be present at the Meeting to respond to appropriate questions from Stockholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-Approval Policies and Procedures

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Deloitte & Touche as the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve all audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Principal Accountant Fees and Services

For the year ended December 31, 2021
Service:
Audit Fees	$196,000
Audit-Related Fees	-
Tax Services Fees	$16,000
All Other Fees	-
Total Fees:	$212,000

    Audit Fees. Audit fees consist of fees billed for professional services rendered for quarterly reviews and services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings.

    Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

    Tax Services Fees. Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.

    All Other Fees. Other fees would include fees for products and services other than the services reported above.

    Aggregate Non-Audit Fees. The aggregate non-audit fees (including the fees described above under “Tax Services Fees” and “All Other Fees”) billed to the Company by Deloitte & Touche, during the Company’s fiscal years ended December 31, 2020 and December 31, 2021, for services rendered to the Company and the Company’s accounting affiliates, are shown in the table below.

Fiscal Year Ended	Aggregate Non-Audit Fees	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees
December 31, 2021	$11,500	$0	$11,500
December 31, 2020	$11,500	$0	$11,500

Required Vote

The affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting is required to approve this proposal. Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022. Abstentions and “broker non-vote” are not considered votes cast on this proposal and will have no effect on the vote for the proposal. Because brokers may have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker may be permitted to vote your shares for this proposal. If you validly sign and return but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the 2022 fiscal year in accordance with the recommendation of the Board.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

OTHER BUSINESS
The Board knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies will vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in this Proxy Statement or presentation at the Annual Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

Any stockholder nominations or proposals for other business intended to be presented at our next annual meeting, if any, must be submitted to us as set forth below.
The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met. The Company expects that the 2023 Annual Meeting of Stockholders will be held in September 2023, but the exact date, time, and location of that meeting have yet to be determined. If the 2023 Annual Meeting of Stockholders is held within thirty (30) days from the first anniversary of the Annual Meeting, a stockholder who intends to present a proposal in the Company’s proxy statement for that annual meeting, including the nomination of a director, must submit the proposal in writing to Cheryl Rivkin, Secretary, Muzinich BDC, Inc., at its address of 450 Park Avenue, New York, NY 10022, and the proposal should be received by the Company between April 3, 2023 and 5:00 p.m. Eastern Time on May 1, 2023. In the event that the date of that annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary of the Annual Meeting, a timely notice by the stockholder must be delivered not later than the close of business on the later of the ninetieth (90th) day prior to that annual meeting or the seventh (7th) day following the day on which public announcement of the date of that annual meeting is first made.

The Company's bylaws contain an advance notice provision requiring that a stockholder who intends to present a proposal for the nomination of a director or other business at the 2023 Annual Meeting of Stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8), must timely submit the proposal in writing to the Secretary of the Company, c/o Muzinich BDC, Inc., 450 Park Avenue, New York, NY 10022 and otherwise comply with the advance notice provisions and other requirements of our bylaws, a copy of which is on file with the SEC, and may be obtained from our Secretary upon request.
A stockholder’s notice to the Secretary shall set forth (i) as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and (b) any material interest of the stockholder in such business, and (ii) as to the stockholder giving the notice (a) the name and record address of the stockholder and (b) the class, series and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder. In addition, with respect to a stockholders proposal to nominate for election or reelection as Director, such stockholder’s notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a Director, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to the rules and regulations of the SEC under Section 14 of the Exchange Act.
The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ADDITIONAL INFORMATION

Administrator

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, 615 E. Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, serves as the Company’s administrator.

Householding of Proxy Materials
In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.
If you are a stockholder of record and share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact the Company by calling (212) 888-3413 or by writing to the Secretary of the Company, 450 Park Avenue, New York, NY 10022.

AVAILABLE INFORMATION

    We will furnish our stockholders with annual reports containing audited financial statements, quarterly reports, and such other reports as we determine to be appropriate or as may be required by law. We are required to comply with all reporting, proxy solicitation and other applicable requirements under the Exchange Act.

    Because we do not currently maintain a corporate website, we do not intend to make available on a website our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K. We do, however, provide electronic or paper copies of our filings free of charge upon request.

    Stockholders may request a copy of these reports by writing to the Secretary of the Company, c/o Muzinich BDC, Inc., 450 Park Avenue, New York, NY 10022, or by calling the company at (212) 888-3413. Stockholders and the public may also read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website (www.sec.gov) that contains such information.

YOU ARE KINDLY REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR TO VOTE BY TELEPHONE OR THROUGH THE INTERNET.

By order of the Board of Directors,
/s/ Jeffrey Youle
Jeffrey Youle
Director, Chief Executive Officer and President
New York, New York
August 12, 2022

PRIVACY PRINCIPLES

    As a BDC and its registered investment adviser, each of the Company and our Adviser, respectively, has adopted policies and procedures to protect the “nonpublic personal information” (“NPI”) of investors. Each of the Company and our Adviser takes seriously its responsibility to maintain the confidentiality of investor information. In the course of its capital raising, asset management and related operational activities, each of the Company and our Adviser gains access to non-public information about investors in the Company. Such information may include personal financial and account information, and data or analyses derived from such non-public personal information (collectively referred to as “Confidential Investor Information”).

    The Company and our Adviser do not share Confidential Investor Information with any third parties, except in the following circumstances:

•As necessary to provide the service that the investor requested or authorized, or to maintain and service the investor’s account. The Company and/or our Adviser will require that any financial intermediary, agent or sub-contractor utilized by the Company and/or our Adviser (such as brokers or fund administrators) comply with substantially similar standards for non-disclosure and protection of Confidential Investor Information and use the information provided by the Company and/or our Adviser only for the performance of the specific service requested by the Company and/or our Adviser.

•As required by regulatory authorities or law enforcement officials who have jurisdiction over the Company and/or our Adviser, or as otherwise required or permitted by any applicable law. In the event the Company and/or our Adviser is compelled to disclose Confidential Investor Information, the Company and/or our Adviser, if permitted by law, may provide prompt notice to the affected investors, so that the investors may have the opportunity to seek a protective order or other appropriate remedy. If no protective order or other appropriate remedy is obtained and the Company and/or our Adviser is compelled to disclose Confidential Investor Information, the Company and/or our Adviser shall disclose only such information, and only in such detail, to the extent legally required as determined in its reasonable judgment.

•To the extent reasonably necessary to prevent fraud, unauthorized transactions or liability.
    The Company and our Adviser restrict access to Confidential Client Information to those personnel who need to know such information to provide services to clients.

         PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy control number found below
3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free (800) 399-1581 Monday through Friday 9 a.m. to 10 p.m. Eastern Time
CONTROL NUMBER > 12345678910

MUZINICH BDC, Inc.
PROXY FOR AN ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 13, 2022

The undersigned, revoking prior proxies, hereby appoints Paul Fehre and Cheryl Rivkin, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the Record Date at the 2022 Annual Meeting of Stockholders of Muzinich BDC, Inc. (the “Company”) to be held on September 13, 2022, at 10:00 a.m. Eastern Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 399-1581. Representatives are available to assist Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Stockholders to be held on September 13, 2022. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/muzinich/docs/2022mtg.pdf

PROXY CARD
Muzinich BDC, Inc.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE ________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Directors, and the Proposals have been unanimously approved by the Board of Directors and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	WITHHOLD
1.	To elect two (2) Class III directors of the Company, to serve for terms of three (3) years each, or until each of their respective successors is duly elected and qualified:
	1.1 Steven J. Paggioli	○	○
	1.2 Jeffrey Youle	○	○
		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2022.	○	○	○

THANK YOU FOR VOTING